Exhibit 10.27

APPENDIX B

SECURITY AGREEMENT AND GUARANTY

Merchants Legal Name: DIGITAL POWER CORPORATION
Physical Address: 48430 Lakeview Blvd FREMONT CA

Zip Code: 94538

Federal ID#:

Security Interest.

To secure Merchants delive1y obligations to LIBERTAS FUNDING, LLC (the “Purchaser”) under the Future Receivables Sale Agreement (the “Agreement”) dated 1/23/2018, Merchant hereby grants to Purchaser a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the UCC), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC, ((a) and (b) are collectively , the “Collateral”).

Cross-Collateral/Additional Collateral.

To secure Owners (see below) delivery obligations to Purchaser under this Security Agreement and Guaranty (the “Security Agreement”), Owner also hereby grants Purchaser as Additional Collateral a security interest in:

Owner understands that Purchaser will have a security interest in the aforesaid Additional Collateral upon execution of this Security Agreement. Merchant and Owner each acknowledge and agree that any security interest granted to Purchaser under any other agreement between Merchant or Owner and Purchaser (the “Additional Collateral” or “Cross-Collateral”) will secure the obligations hereunder and under the Agreement.

Authority for the Purchaser to me Financing Statements; Owner Liable for Costs

Merchant and Owner each agrees to execute any documents or take any action in connection with this Security Agreement as Purchaser deems necessary to perfect or maintain Purchasers first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Merchant and Owner each hereby authorizes Purchaser to file any financing statements deemed necessary by Purchaser to perfect or maintain Purchasers security interest, which financing statement may contain notification that Merchant and Owner have granted a negative pledge to Purchaser with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lien or may be tortiously interfering with Purchasers rights. Merchant and Owner shall be liable for and Purchaser may charge and collect all costs and expenses, including but not limited to attorney’s fees, which may be incurred by Purchaser in protecting, preserving and enforcing Purchasers security interest and rights.

Negative Pledge. Merchant and Owner each agrees not to create, incur, assume or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral, the Additional Collateral or the Cross-Collateral, as applicable.

Consent to Enter Premises and Assign Lease. Purchaser shall have the right to cure Merchants default in the payment of rent on the following te1ms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, Purchaser may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that Purchaser may enter into an agreement with Page: 11 Merchants landlord giving Purchaser the right: (a) to enter Merchants premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchants lease to another qualified Merchant capable of operating a business comparable to Merchants at such premises.

Remedies. Upon any Event of Default, Purchaser may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce or satisfy any obligations then owing, whether by acceleration or otherwise.

Owner Guarantee of Performance Upon Breach of Merchant Agreement.

The Owner Guarantees the Performance of all of the representations, warranties, covenants (collectively, the “Representations”) made by Merchant in this Security Agreement and the Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the “Guaranteed Obligations”). To the extent there is no violation of the Representations then the Owner(s) will not guaranty the payment of the Purchase Amount by the Merchant, or guaranty that the Merchant will generate Future Receivables sufficient to meet its obligations under the Merchant Agreement.

Remedies. The Purchaser may seek remedy via the Personal Guarantee of Performance:

a.	at the time of any breach by Merchant of any representation, warranty or covenant made by Merchant in this Security Agreement and/or the Agreement, and

b.	at the time Merchant admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts.

Owner Waivers. In the event that Merchant fails to make a payment or perform any obligation when due under the Agreement, Purchaser may enforce its rights under this Security Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross- Collateral Purchaser may hold pursuant to this Security Agreement or any other guaranty. Purchaser does not have to notify Owner of any of the following events and Owner will not be released from its obligations under this Security Agreement if it is not notified of:

i.	Merchants failure to pay timely any amount owed under the Merchant Agreement;

ii.	any adverse change in Merchants financial condition or business;

iii.	any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations;

iv.	Purchaser’s acceptance of this Security Agreement; and

v.	any renewal, extension or other modification of the Agreement or Merchants other obligations to Purchaser.

Purchaser Actions. Purchaser may take any of the following actions without releasing Owner from any of its obligations under this Agreement:

i.	renew, extend or otherwise modify the Merchant Agreement or Merchants other obligations to Purchaser;

ii.	release Merchant from its obligations to Purchaser;

iii.	sell, release, Merchant from its obligations to Purchaser;

iv.	sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and

v.	foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Owner to obtain reimbursement for payment under this Agreement.

No Reimbursement Until the Merchant Amount plus any accrued but unpaid interest and Merchants other obligations to Purchaser under the Agreement and this Security Agreement are paid in full, Owner shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement.

Waivers. Owner permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement, including:

i.	subrogation

ii.	reimbursement;

iii.	performance;

iv.	indemnification; or

v.	contribution.

Other. In the event that Purchaser must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Owners obligations under this Agreement shall include that amount.

Owner Acknowledgement. Owner acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with legal counsel of his/her choice; and (iii) He/She has consulted with counsel of his/her choice or has decided not to avail himself/herself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Owner under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN MERCHANT AGREEMENT ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT.

FOR THE MERCHANT (DIGITAL POWER CORPORATION)

by: Milton Ault		/s/ Milton C. Ault, III
(Print Name and Title)		(Signature)
Driver License #:
FOR THE MERCHANT
(PHILOU VENTURES, LLC)

by: Kristine Ault		/s/ Kristine Ault
(Print Name and Title)		(Signature)
Driver License #:
OWNER #1

by: Milton Ault		/s/ Milton C. Ault, III
(Print Name and Title)		(Signature)
Driver License #:
OWNER #2
by: Kristine Ault		/s/ Kristine Ault
(Print Name and Title)		(Signature)
Driver License #: